SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

The MP63 Fund, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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The MP63 Fund, Inc.

555 Theodore Fremd Avenue, Suite B-103

Rye, New York 10580 (877) 676-3386

Notice of Special Meetings of Shareholders

To Be Held September 19, 2011

Dear Shareholders:

The Board of Directors of The MP63 Fund, Inc. (the "Fund") has called a special meeting of the shareholders of the Fund for the following purposes:

1.To approve a new Management Agreement with  Moneypaper Advisor, Inc., the Fund’s current investment adviser (the “Advisor”).

No fee increase is proposed.

2.To approve the payment to the Advisor of advisory fees from February 14, 2011 to the date the new Management Agreement is approved by shareholders, assuming that the new Management Agreement is approved by shareholders.

3.To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting, and any adjournments thereof, if you are the record owner of shares of the Fund as of the close of business on July 29, 2011. The meeting will be held at the offices of the Fund’s transfer agent, Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147, on September19, 2011 at 10:00 a.m., Eastern time, If you expect to attend the Special Meeting, please call the Fund at            1-877-676-3386 to inform them.

Why this Special Meeting is being called:

Through an oversight, the Advisor failed to re-register with the SEC and consequently was de-registered by the SEC on February 14, 2011. By law,       advisory contracts with funds terminate immediately if an adviser is not          registered with the SEC.

The Advisor applied for re-registration on March 28 and after a mandatory 45-day interval, became re-registered on May 12. Vita Nelson and David Fish, officers of the Fund, managed the Fund on a voluntary basis during the interval.

Why your vote is very important:

Securites law requires that a new contract with the Advisor be established before the Advisor can resume its duties. The new contract will conform in every material way with the contract that was in place on Februray 14, 2011. To be legally binding, a majority of the Fund’s shares must be voted.

Proxy materials for the shareholder meeting are enclosed and are also available at www.mp63fund.com.

As always, we thank you for your confidence and invite you to contact me directly at 914-925-0022, ext. 100, if you need further clarification about this request.

By Order of the Board of Directors

Vita Nelson, President

August 5, 2011

YOUR RESPONSE IS IMPORTANT

Please return this proxy whether or not you expect to be present at the Special Meeting. Your proxy card provides three options, “yes,” “no,” and   “abstain.” A vote to abstain has the effect of a vote AGAINST the proposal. If you vote “yes” or simply sign and date the proxy card and return it in the  envelope provided, your shares will be voted FOR the proposals. For the   proposals to be approved, a majority of the shares must be represented at the Special Meeting in person or by Proxy. An explanation of the method to   determine shares needed for approval is included on page 13 under “Voting   Securitites and Voting” in the Proxy Statement that follows.

PLEASE COMPLETE AND READ THE ENCLOSED PROXY

To ensure your representation at the meeting, please complete and return the    enclosed proxy.  You may return it by mail in the accompanying envelope or by  faxing it to 1-440-526-4446. You may revoke your proxy and vote your shares in person, should you decide to attend the meeting. You can change your vote by sending a Proxy with a later date. The method to change your vote is described more fully in the Proxy Statement that follows.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary        authority to the persons named relating to any other matter that may come      before the meeting.

The Directors Recommend that you Vote “YES” to Both Proposals.

The MP63 Fund, Inc.

555 Theodore Fremd Avenue, Suite B-103

Rye, New York 10580 (877) 676-3386

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 19, 2011

Introduction

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The MP63 Fund, Inc. (the “Fund”), for use at the Special Meeting of shareholders of the Fund (the “Meeting”) to be held on September 19, 2011 and at any and all adjournments thereof. The Meeting will be held at the offices of the Fund’s transfer agent, Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 on September 19, 2011 at 10:00 a.m. Eastern time. The  Notice of Meeting, Proxy Statement, and accompanying form of proxy are being mailed to shareholders on or about August 8, 2011.

1.To approve a new Management Agreement with  Moneypaper Advisor, Inc., the Fund’s current investment adviser (the “Advisor”).

No fee increase is proposed.

2.To approve the payment to the Advisor of advisory fees from February 14, 2011 to the date the new Management Agreement is approved by shareholders, assuming that the new Management Agreement is approved by shareholders.

3.To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Eligibility to Vote

Only shareholders of record at the close of business on July 29, 2011 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof. As of the Record Date, the Fund had a total of 3,249,106.538 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and      return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote in person.

The Board has named Gregory Getts and Bob Anastasi as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Fund, you are appointing those persons to vote for you at the    Special Meeting. If you fill in and return your proxy card(s) in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of the proposals.

If an additional matter is presented for vote at the Special Meeting, one of the  appointed proxies will vote in accordance with his best judgment. At the time this Proxy Statement was printed, the Board was not aware of any other matter to be acted upon at the Special Meeting other than the two Proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by writing to the Fund’s transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by appearing in person at the Special Meeting.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to  approve the adjournment.

Cost of the Shareholder Meeting and Proxy Solicitation

The Advisor is paying the costs of the proxy solicitation, the cost of the  Special Meeting, and for all other expenses associated with the de-registration of the Advisor.

Who to Call with Questions

Please call the Fund at 1-877-676-3386 with any questions you may have      relating to this Proxy Statement. Also, at your request, at no charge, the Fund will send you a copy of its most recent audited annual report, dated February 28, 2011, which will be sent to you within three (3) business days of receipt of your request.

PROPOSAL I

Approval of a New Management Agreement Between the Fund and Moneypaper Advisor, Inc.

The purpose of this proposal is to enable the Advisor to resume its service as the investment adviser to the Fund.  To do so, the Directors are requesting that shareholders approve a new management agreement between the Fund and the Advisor (the “New Management Agreement”). Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Management Agreement is similar in all material respects to the management agreement in effect with the Advisor until   February 14, 2011 (the “Old Management Agreement”). The effective date of the New Management Agreement will be the date shareholders of the Fund      approve the New Management Agreement.

Background

Until February 14, 2011, the Advisor served as the Fund’s investment          adviser under a written investment advisory agreement that was entered into at the time the Fund commenced operations in February 1999. On or about February 14, 2011, the Securities and Exchange Commission canceled the Advisor's      registration as a federally registered investment adviser because the Advisor had      inadvertently failed to update its Form ADV, which is the investment adviser  registration form. The Advisor was made aware of the cancellation in mid-March 2011 and immediately reapplied for registration. The cancellation of the Advisor's registration by law effectively terminated the Old Management Agreement between the Advisor and the Fund. The Fund's Board of Directors was immediately informed and a meeting was held on April 25, 2011, at which time the     Directors determined it was in the best interest of the Fund's shareholders to have Vita Nelson and David Fish, the Fund's current portfolio managers, continue to manage the assets of the Fund, but to do so without compensation, retroactive to February 14, 2011. The Advisor's registration was reestablished (after a 45-day mandatory waiting period) on May 12, 2011.

In a subsequent meeting of the Board of Directors held on June  27, 2011, the Board concluded it was in the best interest of shareholders that the Advisor be re-engaged, subject to approval by the shareholders. The Board also approved, subject to approval by shareholders, the payment of advisory fees to the Advisor for the period from February 14, 2011 until the effective date of the New Management Agreement. As a result, advisory fees are being accrued for that period, with the understanding that the Advisor has no legal claim to the fees and the fees will not be paid unless the shareholders approve the payment.

Further information regarding the Board's consideration of this proposal is detailed in the section below entitled "Evaluation by the Board of Directors.”

The Management Agreements

Under the terms of the Old Management Agreement and the New       Management Agreement, the Advisor is entitled to receive an annual fee from the Fund equal to 0.35% of the Fund’s average daily net assets. For such compensation, the Advisor, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Directors may determine.

The Old Management Agreement required renewal by the Board on an annual basis. The Board, including those Directors who are not interested persons of the Fund or the Advisor as that term is defined under the 1940 Act (the "Independent Directors"), last renewed the Old Management Agreement at a meeting on December 9, 2010.

The terms and conditions of the New Management Agreement are the same in all material respects to those of the Old Management Agreement, except that the date of its execution and effectiveness are changed. If the New Management Agreement with the Advisor is not approved, the Board and the Advisor will  consider other options, which may include submitting a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, so long as its continuance is approved at least annually by a majority of the Independent Directors as well as the full Board at an in-person meeting called for that purpose. The New Management Agreement, like the Old Management Agreement, automatically terminates on assignment and is terminable upon 60 days' notice by the Board.

The New Management Agreement, like the Old Management Agreement, provides that the Advisor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A. You should read the New Management Agreement. The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning the Advisor

The Advisor, a New York corporation, is a subsidiary of The Moneypaper, Inc., which owns 79% of the shares of the Advisor. The other shareholders of the Advisor are Ms. Vita Nelson (11%) and Mr. David Fish (10%). Ms. Nelson, principal executive officer and a director of the Advisor, owns 96.071% of The Moneypaper, Inc. and serves as its Chief Executive Officer (her principal occupation). Mr. Fish and Mr. Lester Nelson are also directors of the Advisor.  Mr. Fish is an employee of the Advisor serving as co-portfolio manager of the Fund (his principal occupation). Mr. Nelson is an attorney (his principal occupation). The address of the Advisor, The Moneypaper, Inc., Ms. Nelson, Mr. Fish and Mr. Nelson is 555 Theodore Fremd Avenue, Suite B‑103, Rye, NY 10580.

During the fiscal year ended February 28, 2011, the Advisor received advisory fees of $132,564 for services to the Fund under the Old Management Agreement. During the fiscal year ended February 28, 2011, The Moneypaper Inc., an affiliate of the Advisor, received $42,000 in administrative services fees pursuant to a written contract described in more detail below.

The Advisor does not manage any assets other than the assets of the Fund.

Evaluation by the Board of Directors

At the meeting of the Board of Directors on June 27, 2011, the Board, including the Independent Directors, met to consider its options regarding the management of the Fund. They discussed the options available to them, including (i) liquidating the Fund and distributing the Fund's assets to shareholders, (ii) hiring a new investment adviser for the Fund, and (iii) re-hiring the Advisor.

Counsel to the Fund advised the Directors that they needed to consider the compliance breakdown that caused the Advisor's failure to file its updated Form ADV, and to satisfy themselves that the Advisor has adequate compliance procedures in place going forward.

The Directors first discussed the events that occurred resulting in the      cancellation of the Advisor's registration and the termination of the Old Management Agreement. The Board heard from Ms. Vita Nelson, the President of the Advisor, who described the delegation of duties among the Advisor's personnel. Ms. Nelson advised the Board that the responsibility for updating the Advisor's registration was a task that had been assigned to the employee who handles compliance issues for the affiliated broker-dealer. When a new compliance person was hired, that person did not fully recognize his responsibility for updating the Advisor's registration.

Mr. Lester Nelson, Esq., the Fund's and Advisor's Chief Compliance Officer then explained the specific steps that have been taken to ensure that such an   oversight would not occur in the future. Mr. Nelson explained that he had discussed the issue of the Advisor's registration with the staff member who handles other compliance issues for the Advisor and its affiliated broker-dealer. This staff member has experience in the area of broker-dealer compliance and understands his responsibility to perform certain functions for the Advisor. He further explained that the staff member is also now listed as an Administrative Assistant of the Advisor on the IARD (Investment Advisor Registration Depository) website, the online registration portal for investment advisers, and will receive all communications from the Securities and Exchange Commission related to registration via the IARD. Mr. Nelson also told the Board that he had requested that counsel for the Fund review the compliance policies and procedures he oversees and that he will implement any new policies suggested by counsel that would   enhance policies presently followed.

The Directors then discussed the overall compliance environment of the Advisor and the Fund, including assessing the capabilities of the Chief Compliance Officer, concluding that the Advisor's failure to maintain its registration was an inadvertent mistake that did not have a material impact on Fund shareholders.  The Board reviewed the Chief Compliance Officer's resume, noting his many years of experience as an attorney and that he routinely engaged in compliance training. They noted no other material compliance issues during the Chief   Compliance Officer's tenure and indicated they were satisfied that such mistakes should not occur in the future.

The Directors next considered the options available regarding the future management of the Fund, beginning with the possibility of liquidating the Fund.  After discussion, the Board determined that liquidation of the Fund's assets and distribution of the proceeds would not be in the best interest of the Fund’s shareholders. The Board discussed the fact that the Fund has had good historical    performance, provides a unique investment strategy to shareholders, and does so on a cost-effective basis. Additionally, the Board noted that liquidation and     disbursement of the Fund's assets would result in an unanticipated taxable event for many of the Fund's shareholders.

The Board also discussed the possibility of hiring a new investment adviser for the Fund. The Advisor follows a unique investment strategy and makes use of a proprietary software program to influence its investment decisions. That program along with the DRIP-centric strategy followed by the managers is what shareholders signed on for when they purchased shares of the Fund. The Directors concluded that it was doubtful that a new investment manager could manage the Fund's assets based on the strategy developed by the current Advisor.

The Board then discussed the option of re-hiring the Advisor to manage the assets of the Fund and whether to approve the New Management Agreement with the Advisor. After additional discussion, the Board determined that the re-hiring of the Advisor to manage the Fund was in the best interest of the Fund's shareholders.

In determining whether to approve the New Management Agreement, the  Directors considered written materials prepared by the Advisor (the “Report”) that had been provided to the Board prior to the meeting. In their deliberations, the Board considered: (i) the investment performance of the Fund and the       Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the costs of the services provided and the profits to be realized by the Advisor and its affiliates under the New Management Agreement; (iv) the extent to which any economies of scale would be realized as the Fund grows; and (v) whether the fee structure under the New Management Agreement reflects these economies of scale. The following summarizes the Directors’ review process and the information on which their conclusions were based.

As to the fees and expenses paid by the Fund, the Board noted that the     Advisor’s fee of 0.35% had not changed since the Old Management Agreement was adopted. A representative of Mutual Shareholder Services, the Fund's Transfer Agent, advised the Board that he acts as transfer agent for 101 funds and that in his experience, both the advisory fee and the overall expense ratio of the Fund were low compared to the fees and expense ratios of the other equity mutual funds handled by his firm. Counsel to the Fund also reported that based on his firm's representation of many other mutual fund clients, and participation in   mutual fund board meetings involving the approval of management agreements, he had seen surveys suggesting that the average advisory fee for equity funds was in excess of 0.50%. The Advisor provided information indicating that the average expense ratio for the other approximately 1,900 funds in Morningstar's Large Cap Blend Category, which is the Fund’s Morningstar category, was 1.01% while the Fund's expense ratio was 0.89%. After discussion, the Board concluded, based on the information provided to it at this meeting as well as on the investing experience of the individual members of the Board, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

As to the Fund’s performance, the Board referred to the Report, which     referenced the Fund's 4-star rating by Morningstar and contained the Fund’s    returns as of June 21, 2011 for the 1-year, 3-year, 5-year and 10-year periods. The Directors noted that the Fund had underperformed the S&P 500 Total Return Index (the "S&P Index") by 0.85% for the 1-year period, but that it had outperformed the average performance of the other funds in the Morningstar Category to which it belongs (the "Category") by 0.10% and was ranked in the top 52% of funds in the Category for the 1-year period. On a longer-term basis, the Directors noted that the Fund had outperformed the S&P Index by 1.35% for the 3-year   period, and had outperformed the average performance of the funds in its Category by 2.11% and was ranked in the top 15% of funds in its Category for the   3-year period. The Directors also noted that the Fund had outperformed the S&P Index by 0.47% for the 5-year period, and had outperformed the average performance of the funds in its Category by 0.84% and was ranked in the top 28% of funds in the Category for the 5-year period. Finally, the Directors noted that the Fund had outperformed the S&P Index by 1.67% for the 10-year period, and had outperformed the average performance of the funds in its Category by 1.67% and was ranked in the top 14% of funds in the Category for the 10-year period. The Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets in different market environments and provide consistent returns over the long term. The Board concluded that the Fund had performed very well under the Advisor's management.

As to the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board considered that Vita Nelson and David Fish had managed the Fund's assets since its inception. The Directors reviewed the biographical information about the Advisor's key personnel. They noted that the Advisor has provided consistent investment outperformance versus the Fund's peers and benchmark, while at the same time maintaining low expenses. They also noted that the Advisor pays expenses incurred by it in connection with acting as investment adviser to the Fund, other than the costs of securities and other investments, including transaction charges for purchases or sales of those securities. Finally, the Directors noted that the Advisor’s compliance program was adequate to prevent and detect violations of the Fund’s investment policies and limitations, as stated in the Fund's prospectus, as well as federal securities laws. Despite the recent issue related to the inadvertent failure to update the Advisor’s registration, the Board expressed confidence in the steps taken by the Advisor and the Fund’s Chief Compliance Officer, which included having the Fund’s and Advisor’s compliance procedures reviewed by legal counsel for suggested changes, assigning an employee with experience in SEC and FINRA compliance to assist the Chief Compliance Officer, and having multiple individuals responsible for receiving communications from the Advisor’s regulators. Based on all these safeguards, the Directors concluded that they were satisfied with the nature, extent, and quality of the services to be provided to the Fund under the New Management Agreement.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Directors considered the Advisor's representation that the Fund is marginally profitable based on the approximately $132,000 in advisory fees earned the previous fiscal year. The Board also noted that The Moneypaper Inc., parent to the Advisor, was paid $42,000 to provide certain administrative services to the Fund under a separate agreement with the Fund, which is          described later in this Proxy Statement. The Board reviewed the Advisor's current balance sheet and noted that the Advisor's expenses under the Old Management Agreement seemed reasonable when compared to the Advisor's income for the prior fiscal year. The Directors concluded that they were satisfied that the      Advisor’s level of profitability from its relationship with the Fund for the prior fiscal year was not excessive and that it would continue to be appropriate.

As to economies of scale, the Directors noted that the New Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at this time.

The Directors noted that the Advisor receives no other fees related to its management of the Fund. However, as mentioned earlier in this section, The Moneypaper, Inc., the Advisor's parent, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s   website. The administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month, totaling $42,000 for the last fiscal year--and have been at that level consistently since November 2007. In this regard, the Board emphasized that these fees were included in the Fund's total expense ratio, which they determined was lower than average, in part due to the efforts of The  Moneypaper, Inc. The Advisor reported that it receives no soft dollars from brokerage transactions related to the Fund and does not place Fund trades through its affiliated broker-dealer. Lastly, the Advisor indicated that it was paying all the expenses associated with the shareholder meeting and that, therefore, shareholders will not bear any expenses related to the re-appointment of the Advisor.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, by separate vote of the Independent Directors and the  entire Board of Directors, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

PROPOSAL II

Approval Of Payment To Advisor Of Accrued

Advisory Fees From February 14, 2011

The purpose of this proposal is to obtain shareholder approval to pay advisory fees to the Advisor for the period from February 14, 2011 until the effective date of the New Management Agreement with the Advisor. At the Board meeting on June 27, 2011, the Board approved the payment of the advisory fees of 0.35% of the Fund's average daily net assets for the period from February 14, 2011 until the date that payment is approved by the shareholders of the Fund. The Advisor will not be paid unless the shareholders approve the payment. As of June 30, 2011 the fees totaled $53,790.54, which increases each day by an amount calculated at an annual rate of 0.35% of that day’s net assets.

At the Board meeting, after the Directors determined to recommend the reengagement of the Advisor, the Advisor requested that the Board also approve the payment of the accrued advisory fees from February 14, 2011 to the date the New Management Agreement is approved, subject to shareholder approval. The Board noted that since the February 14, 2011 cancellation of the Advisor's      registration, the Advisor has not received compensation from the Fund for its services. Because the Advisor by law could no longer manage the Fund, the Fund's portfolio managers, Vita Nelson and David Fish, began doing so (in their         capacities as President and Treasurer of the Fund), using the same investment strategies as used by the Advisor. The Advisor is continuing to bear all of the expenses of managing the portfolio without receiving any compensation. The     Advisor reported that because the Fund is its only client, the lack of compensation is creating a hardship.

The Board then discussed the appropriateness of approving the payment of the accrued fees. The Board understood that the Advisor had acted in good faith, but that an inadvertent oversight had resulted in the Advisor not renewing its  registration. The Board noted that the Advisor was otherwise compliant with its policies and procedures. The Board also discussed the prompt action taken by Ms. Nelson to inform them when she first learned of the Advisor’s deregistration and the attempts she made to correct the problem.

The Directors determined that it would be unfair to the Advisor and ultimately detrimental to the shareholders for the Advisor to forfeit several months of advisory fees due to an inadvertent oversight related to the renewal of the        Advisor's registration, especially since the Advisor was continuing to incur the normal expenses associated with management of the Fund while Ms. Nelson and Mr. Fish continued to manage the Fund’s assets in accordance with the Advisor’s      investment strategy. The Board also determined that the shareholders should not unjustly benefit from the Advisor's proprietary investment strategy without    paying for such services. Ultimately, the Board determined that it would be equitable to both the shareholders and the Advisor for the Fund to pay advisory fees from February 14, 2011 to the date payment of fees is approved by shareholders. Payment of such fees will not have a negative impact on the Fund’s net asset value as the fees have been accruing for payment in the event that the shareholders approve such payment.

The Advisor indicated that if Proposal II is not approved by shareholders, it may explore other options regarding the Fund, which may include resubmitting the matter to shareholders for a separate vote or not serving as investment adviser to the Fund. In such a case, the Board may be required to seek another investment adviser for the Fund or order its liquidation.

Accordingly, the Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of the Fund vote “FOR” the payment to the Advisor the accrued advisory fees from February 14, 2011 to the date the New Management Agreement is approved by shareholders, assuming the New Management Agreement is approved by shareholders.

OTHER INFORMATION

Operation of the Fund

The Fund is a Maryland corporation, registered with the SEC, and operating as an open-end investment management company formed by Articles of Incorporation on October 13, 1998. The Fund offers no-load shares, which are sold to the public without any sales charges or ongoing distribution and servicing (12b-1) fees. The Fund’s principal executive offices are located at 555 Theodore Fremd Avenue, Suite B-103, Rye, New York 10580. The Board supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services. Until February 14, 2011, the Fund retained the Advisor as investment adviser pursuant to the Old Management Agreement. The Advisor is voluntarily managing the assets of the Fund until the proposed New Management Agreement is approved by shareholders. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147, provides the Fund with transfer agent, accounting, and administrative services.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the    opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no   specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Management Agreement and for the    approval of the payment of the accrued fees to the Advisor and, at the discretion of the holders of the proxy, on any other matter that may come before the      Meeting. You may revoke your proxy at any time before it is exercised by (1)  submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Fund revoking the proxy, or (3) attending and     voting in person at the Meeting. If you have more than one account, you should  submit a proxy for each account.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 3,249,106.538 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record on the Record Date are entitled to vote at the Meeting.  Each full share counts as one vote, and fractional shares count as fractional votes.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Management Agreement and the payment of accrued fees. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the   holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Votes to “Abstain” will be considered present for purposes of determining the existence of a quorum and determining the number of shares represented at the meeting. However, votes to abstain are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement and payment of advisory fees, abstentions will have the same effect as a vote AGAINST the proposals because the required “Yes” vote is a percentage of the number of shares represented at the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Fund, there was no shareholder, Director or   officer of the Fund who owned more than 5% of the outstanding shares of the Fund on the Record Date.

As a group, the Directors and officers of the Fund owned or controlled 4.29% of the Fund. Vita Nelson controls 3.916% (based on her two accounts, accounts for her children and grandchildren, The Moneypaper Inc, and the Temper of the Times   Foundation) and David Fish controls 0.19% of the outstanding shares.

As defined under the 1940 Act, shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, there are no shareholders who are "control" persons.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials,  because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by     convening such a shareholder meeting.  Any shareholder proposal should be sent to Ms. Vita Nelson, President, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147

COST OF SOLICITATION

The Board of Directors of the Fund is making this solicitation of proxies.  The Fund has not engaged a proxy solicitation firm to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying     Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Advisor. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Advisor will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Fund and the Advisor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Fund’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come   before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement and enclose sufficient proxy cards for each shareholder. It is very important that shareholders vote a proxy for each of their accounts. If you have more than one account, and have not received a proxy for each account, will you please solve the problem in one of the following ways:

Please call or write to request the additional proxy cards.  For such requests, call the Fund at 1-877-676-3386 or call Vita Nelson at 1-800-388-9993. Write to Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio  44147.

Important Notice Regarding the Availability of Proxy Materials Shareholder Meeting to be Held on September 19, 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed New Management Agreement), and a Proxy Card are also available at www.mp63fund.com

By Order of the Board of Director

Vita Nelson, President

August 5, 2011

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO  1-440-526-4446.

If you do not indicate a voting preference, your shares will be voted “YES” for both proposals.

Appendix A

MP63 FUND, INC.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of ____________, 2011, by and between MP63 FUND, INC., a Maryland corporation (hereinafter called the “Fund”) and The Moneypaper Advisor, Inc., a New York corporation (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is an open-end management investment company,       registered as such under the Investment Company Act of 1940 (the “Investment  Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the         Investment Advisers At of 1940 and is engaged in the business of providing      investment advice to investment companies; and

WHEREAS, the Fund desires to retain the Adviser to render advice and services to it pursuant to the terms and provisions of this Agreement, and the Adviser    desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual      promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Adviser.

The Fund hereby employs the Adviser and the Adviser hereby accepts such     employment, to render investment advice and related services with respect to the  assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Directors.

2. Duties of Adviser

(a)General Duties. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund’s Articles of Incorporation and By-Laws; the prospectus and statement of additional information; and such other limitations, policies and procedures as the Directors may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicate state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall:  (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the Fund’s administrator (the “Administrator”) or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Board of Directors or the officers of the Fund may reasonably request; and (vi) render to the Board of Directors such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Directors.

(b) Brokerage. The Adviser shall be responsible for decisions to buy and sell    securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an     affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Directors. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably   justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty      created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall      responsibilities with respect to the Fund. The Adviser is further authorized to     allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also      authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best     execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the        Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so     purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. Representations of the Adviser

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Investment  Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4. Independent Contractor  The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Adviser’s Personnel  The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its  obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other     information, advice and assistance as the Adviser or the Board of Directors may desire and reasonably request.

6. Expenses

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Directors meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory and administrative fees payable to the Adviser or the Administrator under the appropriate agreements entered into with the    Adviser or the Administrator, as the case may be; fees and expenses incurred in  connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent, to the extent not already covered under the Fund’s  Administrative Services Agreement with the Administrator; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act, to the extent not already covered under the Administrative      Services Agreement; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and Board of Directors that are properly payable by the Fund; salaries and expenses of officers and fees and    expenses of members of the Board of Directors or members of any advisory board or  committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond  insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders, to the extent not already covered under the Administrative Services Agreement; legal, auditing and accounting fees; trade  association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder  accounts, including all charges for transfer, shareholder record keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, to the extent not already covered under the Administrative Services Agreement; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed or, to the extent covered under the Administrative Services Agreement.

(c) The Adviser may voluntarily absorb certain Fund expenses or waive the     Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel     performing such services.

7. Investment Advisory Fee

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

(b)The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be  prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses, which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to      reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to       accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund’s payment of current expenses if so requested by the     Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. No Shorting; No Borrowing  The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. Conflicts with the Fund’s Governing Documents and Applicable Laws.  Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Directors retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. Reports and Access  The Adviser agrees to supply such information to the Administrator and to permit such compliance inspections by the Administrator as shall be reasonably necessary to permit the Administrator to satisfy its obligations and respond to the reasonable requests of the Directors.

11. Adviser’s Liabilities and Indemnification

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Administrator or the Fund or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering   services hereunder or for any losses that may be sustained in the purchase,    holding or sale of any security by the Fund.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim,  damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or nonperformance of any duties under this Agreement provided,   however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and  duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or officer of the Adviser, from liability in violation of       Sections 17(h) and (i) of the Investment Company Act.

12. Non-Exclusivity; Trading for Adviser’s Own Account. The Fund’s employment of the Adviser is not an exclusive arrangement. The Fund may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly  represents that it will undertake no activities which will adversely affect the   performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee    trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Fund’s Board of Directors.

13. Term  This Agreement shall become effective at the time it is approved by a majority of the outstanding voting securities of the Fund and shall remain in     effect for a period of two (2) years, unless sooner terminated as hereinafter    provided. This Agreement shall continue in effect thereafter for additional        periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Directors of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “in terested persons” shall have the meanings as set forth in the Investment        Company Act.

14. Termination; No Assignment

(a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s     affairs and, at the request of the Board of Directors, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b)This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. Severability  If any provision of this Agreement shall be held or made        invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16. Captions  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or     otherwise affect their construction or effect.

17. Governing Law  This Agreement shall be governed by, and construed in   accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

THE MP63 FUND, INC.

     THE MONEYPAPER ADVISOR, INC.

By:

 By:

Vita Nelson

Vita Nelson

Title: President

 Title: President

Schedule A

COMPENSATION SCHEDULE

Annualized Fee Rate

Applicable to Portion of Account Value

0.35%

All Assets